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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A
                                (Amendment No.1)

                                CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of Earliest Event Reported) - December 21, 1997


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                     AMERICAN BANKERS INSURANCE GROUP, INC.
             (Exact name of registrant as specified in its charter)


            FLORIDA                        0-9633                 59-1985922

(State or other jurisdiction of   (Commission File Number)      (IRS Employer
         Incorporation)                                      Identification No.)

            11222 Quail Roost Drive, Miami, Florida              33157-6596
           (Address of principal executive offices)              (Zip Code)


                                 (305) 253-2244
              (Registrant's telephone number, including area code)


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                                 Not applicable
             (Former name or address, if changed since last report)


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Item 5.  Other Events

         The Current Report on Form 8-K for American Bankers Insurance Group, Inc., a Florida corporation ("American Bankers"), dated as of January 13, 1998, is hereby amended as follows:

1. The third paragraph on page 3 is deleted and replaced by the following paragraph:

         In addition, certain stockholders of American Bankers holding approximately 8.2% of the outstanding number of shares of Common Stock have entered into a voting agreement with AIG (the "Voting Agreement") pursuant to which such stockholders agreed to vote their shares of Common Stock in favor of adoption of the Merger Agreement and approval of the Merger and, if requested by AIG, to grant to AIG an irrevocable proxy with respect to such shares of Common Stock, subject to certain conditions.














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                                  SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended American Bankers Insurance Group, Inc. has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.


                                           AMERICAN BANKERS
                                           INSURANCE GROUP, INC.



                                           By: /s/ Floyd G. Denison
                                               -------------------------------
                                               Name: Floyd G. Denison
                                               Title: Executive Vice President,
                                                      Finance


Date: January 20, 1998
















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